UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 8, 2016

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On February 8, 2016, WSFS Financial Corporation (the “Registrant”) announced that Mark A. Turner, President and Chief Executive Officer and Rodger Levenson, Chief Financial Officer of the Registrant, will be hosting one-on-one meetings with investors and analysts at the KBW Winter Financial Services Symposium on Thursday, February 11 in Boca Raton, FL. A copy of the press release is attached as Exhibit 99.1 and a copy of the presentation materials is attached as Exhibit 99.2 and each are incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit 99.1 – Press Release dated February 8, 2016.

Exhibit 99.2 – Presentation materials for KBW Winter Financial Services Symposium on February 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: February 10, 2015	By:	/s/ Rodger Levenson
Rodger Levenson
Executive Vice President and Chief Financial Officer